EXHIBIT 99.1

Community Capital Corporation Reports Results for the Quarter Ended June 30, 2011

GREENWOOD, S.C., July 28, 2011 (GLOBE NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) reports operating results for the six months and quarter ended June 30, 2011.

  Capital levels remained above regulatory requirements to be considered "well capitalized" as the total risk based capital ratio increased to 13.15% at June 30, 2011 from 12.17% at December 31, 2010, and the Tier 1 leverage capital ratio grew to 8.32% at June 30, 2011 from 7.77% at December 31, 2010
  Net interest margin for the quarter ended June 30, 2011 remains above 3% even after reversing $307,000 in interest on loans placed in nonaccrual status during the quarter and maintaining a significant amount of cash on the balance sheet
  Noninterest bearing deposits comprised 22.57% of total deposits at June 30, 2011 versus 18.40% at June 30, 2010
  Expenses related to the proposed merger with Park Sterling Corporation totaled $314,000 through June 30, 2011, $179,000 of which were paid during the second quarter of 2011
  Wealth Management Group assets increased 27% to $714 million at June 30, 2011 versus $562 million at June 30, 2010
  Regulatory approval has been received from the Federal Reserve Bank of Richmond and the South Carolina State Board of Financial Institutions for our merger with Park Sterling Corporation

Community Capital Corporation today reported a net loss for the three months ended June 30, 2011 of $215,000, or ($0.02) per diluted share, compared to net income of $353,000, or $0.04 per diluted share, for the same period in 2010. The company recorded provision for loan losses of $1.8 million during the second quarter of 2011 compared to $2.0 million during the second quarter of 2010.

Total assets decreased $12,083,000, or 1.86%, to $637,052,000 at June 30, 2011 from $649,135,000 as of March 31, 2011, and decreased $18,882,000, or 2.88%, from $655,934,000 at December 31, 2010. Total loans decreased $17,341,000, or 3.73%, to $447,637,000 at June 30, 2011 from $464,978,000 at March 31, 2011, and decreased $31,756,000, or 6.62%, from $479,393,000 at December 31, 2010. Total deposits decreased $12,399,000, or 2.55%, to $474,616,000 at June 30, 2011 from $487,015,000 at March 31, 2011, and decreased $20,566,000, or 4.15%, from $495,182,000 at December 31, 2010.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

In connection with the proposed merger referenced above, Park Sterling Corporation ("Park Sterling") has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that includes a preliminary Proxy Statement of Community Capital Corporation (the "Company") and a Prospectus of Park Sterling, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE PRELIMINARY PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AS THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. A free copy of the final Proxy Statement/Prospectus, as well as other filings containing information about the Company and Park Sterling, may be obtained after their filing at the SEC's Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of the Company and Park Sterling at www.capitalbanksc.com and www.parksterlingbank.com.

Participants in Solicitation

The Company and Park Sterling and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with this transaction. Information about the directors and executive officers of the Company and Park Sterling and information about other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus. Information about the Company's executive officers and directors can be found in the Company's Form 10-K/A for the year ended December 31, 2010 filed with the SEC on April 26, 2011. Information about Park Sterling's executive officers and directors can be found in Park Sterling's definitive proxy statement in connection with its 2011 Annual Meeting of Shareholders filed with the SEC on April 12, 2011.

About Community Capital Corporation

Community Capital Corporation is the parent company of CapitalBank, which operates 18 community oriented branches throughout upstate South Carolina and offers a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com. The Company's shares are traded on NASDAQ under the symbol CPBK.

About Park Sterling Corporation

Park Sterling Corporation is the holding company for Park Sterling Bank, headquartered in Charlotte, North Carolina. Park Sterling Bank's primary focus is to provide banking services to small and mid-sized businesses, owner occupied and income producing real estate owners, professionals, and other customers doing business or residing within its target areas. Park Sterling Bank is committed to building a banking franchise across the Carolinas and Virginia that is noted for sound risk management, superior client service and exceptional client relationships. For further information, visit www.parksterlingbank.com. Park Sterling's shares are traded on NASDAQ under the symbol PSTB.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company and statements about the proposed merger with Park Sterling. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) the potential that loan charge-offs may exceed the allowance for loan losses or that such allowance will be increased as a result of factors beyond our control; (2) our ability and success in resolving troubled loans; (3) adverse conditions in the stock market, the public debt market, and other capital markets (including changes in interest rate conditions); (4) changes in deposit rates, the net interest margin, and funding sources; (5) the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses; (6) changes in the U.S. legal and regulatory framework, including the effect of recent financial reform legislation on the banking industry; (7) or dependence on senior management; (8) competition from existing financial institutions operating in our market areas as well as the entry into such areas of new competitors with greater resources, broader branch networks and more comprehensive services; (9) risks inherent in making loans including repayment risks and value of collateral; (10) fluctuations in consumer spending and saving habits; (11) the demand for our products and services; (12) the challenges and uncertainties in the implementation of our expansion and development strategies; (13) the adequacy of expense projections and estimates of impairment loss; (14) unanticipated regulatory or judicial proceedings; (13) the timely development and acceptance of products and services, including products and services offered through alternative delivery channels such as the Internet; and (15) the potential failure to obtain shareholder approval for the merger with Park Sterling or to satisfy other conditions to the merger on the terms set forth in the merger agreement or within the proposed timeframes.

Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in the Company's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet site (http://www.sec.gov).  All references to financial information as of December 31, 2010 are derived from our Annual Report on Form 10-K for the year ended December 31, 2010. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

SUMMARY CONSOLIDATED FINANCIAL DATA

Financial Highlights (Dollars in thousands, except per share data)	Three Months Ended June 30	Three Months Ended June 30	Six Months Ended June 30	Six Months Ended June 30
	2011	2010	2011	2010
Earnings Summary	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Interest income	$ 6,368	$ 8,052	$ 13,309	$ 16,309
Interest expense	1,830	2,985	3,843	5,917
Net interest income	4,538	5,067	9,466	10,392
Provision for loan losses	1,750	2,000	2,350	3,600
Noninterest income	1,980	2,452	4,095	5,804
Noninterest expense	5,267	5,145	10,265	9,936
Income (loss) before taxes	(499)	374	946	2,660
Income tax expense (benefit)	(284)	21	140	707
Net income (loss)	$ (215)	$ 353	$ 806	$ 1,953

Per Shares Ratios:
Basic earnings (loss) per share	$(0.02)	$0.04	$0.08	$0.20
Diluted earnings (loss) per share	$(0.02)	$0.04	$0.08	$0.20
Book value per share	$4.90	$5.61	$4.90	$5.61

Common Share Data:
Outstanding at period end	10,060,777	9,952,693	10,060,777	9,952,693
Weighted average outstanding	10,046,412	9,899,454	10,032,089	9,875,871
Diluted weighted average outstanding	10,046,412	9,936,036	10,048,529	9,915,576

Capital Ratios:
Tier 1 leverage ratio	8.32%	8.49%	8.32%	8.49%
Tier 1 risk-based capital ratio	11.87%	12.26%	11.87%	12.26%
Total risk-based capital ratio	13.15%	13.52%	13.15%	13.52%
Tangible equity to tangible assets (period end)	7.51%	7.10%	7.51%	7.10%

Balance Sheet Highlights (Dollars in thousands)	Three Months Ended June 30	Three Months Ended March 31	Three Months Ended December 31	Three Months Ended June 30	Six Months Ended June 30	Six Months Ended June 30
	2011	2011	2010	2010	2011	2010
Average Balances:	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Total assets	$ 645,725	$ 650,381	$ 677,334	$ 752,051	$ 648,040	$ 750,916
Earning assets	588,917	590,229	615,280	694,439	589,569	689,749
Loans	459,243	475,989	497,550	538,676	467,570	549,403
Deposits	483,214	488,673	509,186	584,305	485,929	583,213
Interest bearing deposits	372,633	381,610	408,113	480,988	377,098	476,110
Noninterest bearing deposits	110,581	107,063	101,073	103,317	108,831	107,103
Other borrowings	95,400	95,400	95,400	95,400	95,400	95,400
Junior subordinated debentures	10,310	10,310	10,310	10,310	10,310	10,310
Shareholders' equity	49,434	48,549	55,316	55,463	49,242	54,933

Performance Ratios:
Return on average assets	(0.13)%	0.64%	(4.08)%	0.19%	0.25%	0.52%
Return on average shareholders' equity	(1.75)%	8.53%	(49.92)%	2.55%	3.32%	7.17%
Net interest margin (fully tax equivalent at 38%)	3.12%	3.42%	3.26%	2.96%	3.27%	3.08%
Efficiency ratio	82.25%	72.77%	81.89%	74.28%	77.35%	66.66%

	Three Months Ended June 30	Three Months Ended March 31	Three Months Ended December 31	Three Months Ended June 30	Six Months Ended June 30	Six Months Ended June 30
	2011	2011	2010	2010	2011	2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Asset Quality:
Nonperforming loans	$ 33,067	$ 26,964	$ 27,531	$ 24,139	$ 33,067	$ 24,139
Other real estate	13,146	13,691	13,496	13,840	13,146	13,840
Total nonperforming assets	46,213	40,655	41,027	37,979	46,213	37,979
Total impaired loans	33,568	34,420	39,385	85,343	33,568	85,343
Total performing troubled debt restructurings	1,335	948	3,436	13,931	1,335	13,931
Net charge-offs/write-downs	2,264	2,654	8,148	2,841	4,917	4,583
Net charge-offs/write-downs to average loans	0.49%	0.56%	1.64%	0.53%	1.05%	0.83%
Allowance for loan losses to nonperforming loans	44.15%	56.05%	62.35%	54.59%	44.15%	54.59%
Nonperforming loans to total loans	7.39%	5.80%	5.74%	4.63%	7.39%	4.63%
Nonperforming assets to total assets	7.25%	6.26%	6.25%	5.02%	7.25%	5.02%
Allowance for loan losses to period end loans	3.26%	3.25%	3.58%	2.53%	3.26%	2.53%

Other Selected Ratios:
Average equity to average assets	7.66%	7.46%	8.17%	7.37%	7.60%	7.32%
Average loans to average deposits	95.04%	97.40%	97.71%	92.19%	96.22%	94.20%
Average loans to average earning assets	77.98%	80.64%	80.87%	77.57%	79.30%	79.65%

Balance Sheet Data (Dollars in thousands)	As Of June 30	As Of March 31	As Of December 31	As Of June 30
	2011	2011	2010	2010
	(Unaudited)	(Unaudited)		(Unaudited)
Assets:
Cash and cash equivalents:
Cash and due from banks	$ 10,389	$ 11,079	$ 9,315	$ 15,351
Interest bearing deposit accounts	65,840	43,580	27,860	97,527
Total cash and cash equivalents	76,229	54,659	37,175	112,878
Investment securities:
Securities held-for-sale	55,257	67,197	74,025	56,143
Securities held-to-maturity	--	--	--	160
Nonmarketable equity securities	8,773	9,416	9,626	10,402
Total investment securities	64,030	76,613	83,651	66,705
Loans held for sale	2,163	1,781	5,516	4,582
Loans receivable	447,637	464,978	479,393	521,486
Allowance for loan losses	(14,598)	(15,112)	(17,165)	(13,177)
Other real estate owned	13,146	13,691	13,496	13,840
Premises and equipment, net	14,980	15,153	15,342	15,737
Prepaid expenses	2,390	2,857	3,349	4,117
Intangible assets	1,076	1,162	1,259	1,460
Cash surrender value of life insurance	17,742	17,569	17,397	17,035
Deferred tax asset	8,139	8,469	8,992	5,925
Income tax receivable	374	3,104	3,158	--
Other assets	3,744	4,211	4,371	6,457
Total assets	$ 637,052	$ 649,135	$ 655,934	$ 757,045

Liabilities and shareholders' equity:
Deposits:
Noninterest bearing	$ 107,130	$ 108,844	$ 103,080	$ 108,332
Interest bearing	367,486	378,171	392,102	480,444
Total deposits	474,616	487,015	495,182	588,776
FHLB advances	95,400	95,400	95,400	95,400
Junior subordinated debentures	10,310	10,310	10,310	10,310
Other liabilities	7,400	7,535	7,638	6,768
Total liabilities	$ 587,726	$ 600,260	$ 608,530	$ 701,254

Shareholders' equity:
Common stock: $1 par value; 20 million shares authorized	$10,721	$ 10,721	$ 10,721	10,721
Nonvested restricted stock	(58)	(84)	(116)	(234)
Capital surplus	64,160	64,160	64,679	65,539
Accumulated other comprehensive income (loss)	476	(165)	(460)	678
Retained earnings (deficit)	(16,383)	(16,167)	(17,189)	(9,752)
Treasury stock, at cost	9,590	(9,590)	(10,231)	(11,161)
Total shareholders' equity	49,326	48,875	47,404	55,791
Total liabilities and shareholders' equity	$ 637,052	$ 649,135	$ 655,934	$ 757,045

Income Statement Data (Dollars in thousands)	Three Months Ended June 30	Three Months Ended March 31	Three Months Ended December 31	Three Months Ended June 30	Six Months Ended June 30	Six Months Ended June 30
	2011	2011	2010	2010	2011	2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Interest income:
Interest and fees on loans	$ 5,868	$ 6,405	$ 6,722	$ 7,343	$ 12,273	$ 14,843
Interest on investment securities	463	520	458	669	983	1,406
Interest on federal funds sold and interest-bearing deposits	37	16	38	40	53	60
Total interest income	6,368	6,941	7,218	8,052	13,309	16,309

Interest expense:
Interest on deposits	834	1,002	1,171	1,974	1,837	3,904
Interest on borrowings	996	1,012	1,027	1,011	2,006	2,013
Total interest expense	1,830	2,014	2,198	2,985	3,843	5,917

Net interest income	4,538	4,927	5,020	5,067	9,466	10,392
Provision for loan loss	1,750	600	12,000	2,000	2,350	3,600
Net interest income (loss) after provision	2,788	4,327	(6,980)	3,067	7,116	6,792
Non-interest income:
Service charges on deposit accounts	378	375	408	492	753	973
Gain on sale of loans held for sale	353	427	648	410	779	708
Fees from brokerage services	64	76	116	80	140	144
Income from fiduciary activities	548	530	508	449	1,078	921
Gain on sale of securities held-for-sale	152	224	6	582	375	1,265
Other operating income	485	484	474	439	970	1,793
Total non-interest income	1,980	2,116	2,160	2,452	4,095	5,804
Non-interest expense:
Salaries and employee benefits	2,438	2,572	2,650	2,480	5,009	4,919
Net occupancy expense	318	335	302	321	671	654
Amortization of intangible assets	86	97	101	100	183	202
Furniture and equipment expense	140	168	174	188	290	380
FDIC banking assessments	404	479	454	379	883	725
Net cost of operation of other real estate owned	593	159	884	568	752	863
Other operating expenses	1,288	1,187	1,343	1,109	2,477	2,193
Total non-interest expense	5,267	4,997	5,908	5,145	10,265	9,936
Income (loss) before taxes	(499)	1,446	(10,728)	374	946	2,660
Income tax expense (benefit)	(284)	424	(3,768)	21	140	707
Net income (loss)	$ (215)	$1,022	$ (6,960)	$ 353	$ 806	$ 1,953

Loan Composition:	June 30, 2011		March 31, 2011		December 31, 2010		June 30, 2010
(Dollars in thousands)	Balance	Percent	Balance	Percent	Balance	Percent	Balance	Percent

Commercial and agricultural	$ 31,247	6.98%	$ 37,428	8.05%	$ 39,720	8.28%	$ 39,787	7.63%
Real estate – construction	87,739	19.60%	90,245	19.41%	99,076	20.67%	110,522	21.19%
Real estate – mortgage and commercial	270,632	60.46%	277,512	59.68%	279,560	58.32%	306,061	58.69%
Home equity	39,427	8.81%	40,764	8.77%	42,167	8.79%	44,721	8.58%
Consumer – Installment	17,425	3.89%	17,855	3.84%	17,636	3.68%	19,109	3.66%
Other	1,167	0.26%	1,174	0.25%	1,234	0.26%	1,286	0.25%
Total	$ 447,637	100.00%	$ 464,978	100.00%	$ 479,393	100.00%	$ 521,486	100.00%

Deposits:	June 30, 2011		March 31, 2011		December 31, 2010		June 30, 2010
(Dollars in thousands)	Balance	Percent	Balance	Percent	Balance	Percent	Balance	Percent

Noninterest bearing demand	$ 107,130	22.57%	$ 108,844	22.35%	$ 103,080	20.82%	$ 108,332	18.40%
Interest bearing demand	65,706	13.85%	64,319	13.21%	63,024	12.73%	75,156	12.77%
Money market and savings	174,706	36.81%	173,464	35.62%	175,890	35.52%	177,823	30.20%
Brokered deposits	7,849	1.65%	7,849	1.61%	7,849	1.58%	11,849	2.01%
Certificates of deposit	119,225	25.12%	132,539	27.21%	145,339	29.35%	215,616	36.62%
Total	$ 474,616	100.00%	$ 487,015	100.00%	$ 495,182	100.00%	$ 588,776	100.00%

Wealth Management Group Fiduciary and Related Services: (Dollars in thousands, except number of accounts)	June 30, 2011	March 31, 2011	December 31, 2010	June 30, 2010
Market value of accounts	$ 713,586	$ 692,969	$ 658,502	$ 561,868
Market value of discretionary accounts	$ 232,211	$ 228,271	$ 219,628	$ 197,215
Market value of non-discretionary accounts	$ 481,375	$ 464,698	$ 438,874	$ 364,653
Total number of accounts	1,612	1,538	1,473	1,384

Yield/Rate Analysis YTD	Three Months Ended			Three Months Ended
	June 30, 2011			June 30, 2010
	Average		Yield/	Average		Yield/
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Loans(1)(3)	$ 459,243	$ 5,874	5.13%	$ 538,676	$ 7,350	5.47%
Securities, taxable(2)	52,088	331	2.55%	52,272	481	3.69%
Securities, nontaxable(2)(3)	8,528	124	5.83%	14,260	211	5.93%
Nonmarketable Equity Securities	9,047	40	1.77%	10,387	35	1.35%
Fed funds sold and other (incl. FHLB)	60,011	37	0.25%	78,844	39	0.20%
Total earning assets	$ 588,917	$ 6,406	4.36%	$ 694,439	$ 8,116	4.69%
Non-earning assets	56,808			57,612
Total assets	$ 645,725			$ 752,051

LIABILITIES AND
STOCKHOLDERS' EQUITY
Transaction accounts	$ 197,047	$ 391	0.80%	$ 202,858	$ 579	1.14%
Regular savings accounts	43,692	70	0.64%	45,383	144	1.27%
Certificates of deposit	131,894	373	1.13%	232,747	1,250	2.15%
Other short term borrowings	0	--		0	--
FHLB Advances	95,400	825	3.47%	95,400	826	3.47%
Junior subordinate debentures	10,310	171	6.65%	10,310	186	7.24%
Total interest-bearing liabilities	$ 478,343	$ 1,830	1.53%	$ 586,698	$ 2,985	2.04%
Non-interest bearing liabilities	117,948			109,890
Stockholders' equity	49,434			55,463
Total liabilities & equity	$ 645,725			$ 752,051

Net interest income/
interest rate spread		$ 4,576	2.83%		$ 5,131	2.65%

Net yield on earning assets			3.12%			2.96%

Yield/Rate Analysis YTD	Six Months Ended			Six Months Ended
	June 30, 2011			June 30, 2010
	Average		Yield/	Average		Yield/
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Loans(1)(3)	$ 467,570	$ 12,284	5.30%	$ 549,403	$ 14,857	5.45%
Securities, taxable(2)	57,329	696	2.45%	53,477	1,017	3.84%
Securities, nontaxable(2)(3)	9,462	275	5.86%	15,039	446	5.98%
Nonmarketable Equity Securities	9,270	82	1.78%	10,328	66	1.29%
Fed funds sold and other (incl. FHLB)	45,938	53	0.23%	61,502	60	0.20%
Total earning assets	$ 589,569	$ 13,390	4.58%	$ 689,749	$ 16,446	4.81%
Non-earning assets	58,471			61,167
Total assets	$ 648,040			$ 750,916

LIABILITIES AND
STOCKHOLDERS' EQUITY
Transaction accounts	$ 194,789	$ 786	0.81%	$ 196,679	$ 1,131	1.16%
Regular savings accounts	43,256	152	0.71%	44,286	282	1.28%
Certificates of deposit	139,053	899	1.30%	235,145	2,491	2.14%
Other short term borrowings	--	--		--	--
FHLB Advances	95,400	1,641	3.47%	95,400	1,648	3.48%
Junior subordinate debentures	10,310	365	7.14%	10,310	365	7.14%
Total interest-bearing liabilities	$ 482,808	$ 3,843	1.61%	$ 581,820	$ 5,917	2.05%
Non-interest bearing liabilities	115,990			114,163
Stockholders' equity	49,242			54,933
Total liabilities & equity	$ 648,040			$ 750,916

Net interest income/
interest rate spread		$ 9,547	2.97%		$ 10,529	2.76%

Net yield on earning assets			3.27%			3.08%

(1) The effect of loans in nonaccrual status and fees collected is not significant to the computations.
(2) Average investment securities exclude the valuation allowance on securities available-for-sale.
(3) Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.
CONTACT: R. Wesley Brewer, Executive Vice President/CFO
         864-941-8290 or email: wbrewer@capitalbanksc.com
         Lee Lee M. Lee, Controller/VP of Investor Relations
         864-941-8242 or email: llee@capitalbanksc.com
         www.comcapcorp.com